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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
P & F Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 29, 2008

To the Stockholders of
P&F Industries, Inc.:

        The Annual Meeting of Stockholders of P&F Industries, Inc. will be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Thursday, May 29, 2008 at 10:00 A.M., for the following purposes:

        (1)   To elect four directors to hold office for three years; and

        (2)   To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on April 15, 2008 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement.

        You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

By order of the Board of Directors

JOSEPH A. MOLINO, JR. Secretary
Dated:	April 29, 2008 Melville, New York

TABLE OF CONTENTS

OWNERSHIP OF EQUITY SECURITIES	2
ELECTION OF DIRECTORS	3
Information as to Directors and Nominees for Directors	4
CORPORATE GOVERNANCE	5
Director Independence	5
Meetings and Committees of the Board of Directors	6
Audit Committee	6
Compensation Committee	7
Nominating Committee	7
Stock Option Committee	9
Code of Business Conduct and Ethics	9
Directors' Attendance at Annual Meetings of Stockholders	9
Communication with the Board of Directors	9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	10
Policies and Procedures	10
Related Party Transactions	10
DIRECTOR COMPENSATION	11
EXECUTIVE OFFICERS OF THE REGISTRANT	12
EXECUTIVE COMPENSATION	12
Summary Compensation Table	12
Grants of Plan-Based Awards in 2007	13
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007	14
Option Exercises and Stock Vested	14
Pension Benefits and Nonqualified Deferred Compensation	15
Employment Agreement with Named Executive Officer	15
2002 Stock Incentive Plan	17
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
AUDIT COMMITTEE REPORT	19
CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	20
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS FOR 2009 ANNUAL MEETING	21
ADDITIONAL INFORMATION AND OTHER MATTERS	22

i

P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of P&F Industries, Inc. (the "Company") to be used at the meeting of stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 29, 2008 at 10:00 A.M., at the Conference Center at 445 Broadhollow Road, Melville, New York, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting of Stockholders. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it is exercised, either in person at the Annual Meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company. The Company anticipates mailing this proxy statement and the accompanying proxy to stockholders on or about April 30, 2008.

        As of April 15, 2008, there were 3,637,462 shares of the Company's Class A Common Stock, $1.00 par value (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote. Only holders of record of Common Stock at the close of business on April 15, 2008 (the "record date") will be entitled to notice of, and to vote at, the Annual Meeting. The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such service) may solicit proxies by telephone or otherwise.

        All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, such proxies will be voted in accordance with such specification. If no instructions are given, the persons named in the proxies solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company set forth herein. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in the discretion of the person or persons holding such proxy.

        With regard to the election of directors, votes may be cast in favor or withheld, and directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

        Abstentions and instances where nominee recordholders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of Common Stock who have not returned a proxy ("broker non-votes") will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved; however, since voting for directors is considered routine, there will not be any broker non-votes with respect to such proposal.

OWNERSHIP OF EQUITY SECURITIES

        The following table sets forth the beneficial ownership of Common Stock as of the record date, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (i) each director and nominee for director, (ii) the executive officers listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr. are the only executive officers of the Company), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 445 Broadhollow Road, Suite 100, Melville, New York 11747.

Beneficial Owner	Amount and Nature Beneficial Ownership		Percent of Class
Robert L. Dubofsky	22,500	(1)	*
Jeffrey D. Franklin	2,500	(2)	*
Alan I. Goldberg	2,800	(2)	*
Sidney Horowitz	243,231	(3)	6.7
Richard A. Horowitz	1,220,371	(4)	32.0
Dennis Kalick	2,500	(5)	*
Joseph A. Molino, Jr.	60,500	(6)	1.6
Kenneth M. Scheriff	2,500	(2)	*
Mitchell A. Solomon	2,500	(2)	*
Robert M. Steinberg	2,500	(2)	*
Marc A. Utay	72,500	(7)	2.0
FMR LLC.	313,638	(8)	8.6
Steel Partners II L.P.	351,085	(9)	9.7
Lawndale Capital Management, LLC	362,456	(10)	10.0
All directors and executive officers as a group (11 persons)	1,634,402	(11)	42.1

*
Less than 1%.

(1)
Includes 5,000 shares owned by Mr. Dubofsky's child and 500 shares issuable upon the exercise of stock options.

(2)
Includes 2,500 shares issuable upon the exercise of stock options.

(3)
Includes 99,988 shares owned by Grace Horowitz, wife of Sidney Horowitz, individually and as trustee for their daughter, and 400 shares owned by The Sidney and Grace Horowitz Foundation. Sidney Horowitz disclaims beneficial ownership of the 99,988 shares owned by Grace Horowitz individually and as trustee for the daughter of Grace Horowitz and Sidney Horowitz. Also includes 500 shares issuable upon the exercise of stock options.

(4)
Includes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Horowitz is a co-trustee and includes 170,930 shares issuable upon the exercise of stock options. Excludes 10,000 shares owned by The Linda and Richard Horowitz Foundation.

(5)
Includes 500 shares issuable upon the exercise of stock options. Excludes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Kalick is a co-trustee. Mr, Kalick disclaims beneficial ownership of such 660,200 shares.

(6)
Includes 60,000 shares issuable upon the exercise of stock options.

(7)
Includes 500 shares issuable upon the exercise of stock options.

(8)
Information obtained from a Schedule 13G/A, dated February 14, 2008, filed with the Securities and Exchange Commission by FMR LLC. FMR LLC is the parent holding company of Fidelity Management & Research Company, a registered investment adviser to Fidelity Low Priced Stock Fund, the beneficial owner of such 313,638 shares. Edward C. Johnson 3d and members of his family are a controlling group of FMR LLC. According to such Schedule 13G/A, FMR LLC has the sole power to dispose or to direct the disposition of all shares held. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(9)
Information obtained from a Schedule 13D/A, dated December 28, 2007, filed with the Securities and Exchange Commission by Steel Partners II, L.P., Steel Partners II GP LLC, Steel Partners II Master Fund L.P., Steel Partners LLC and Warren Lichtenstein. According to such Schedule 13D/A, each of Steel Partners II, L.P., Steel Partners II GP LLC, Steel Partners II Master Fund L.P., Steel Partners LLC and Warren Lichtenstein have sole voting and sole dispositive power over all 351,085 shares held. The address of each of Steel Partners II, L.P., Steel Partners II GP LLC, Steel Partners LLC and Warren Lichtenstein is 590 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Steel Partners II Master Fund L.P. is c/o Morgan Stanley Fund Services (Cayman) Ltd., Cricket Square, 2nd Floor, Boundary Hall, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands.

(10)
Information obtained from a Schedule 13G/A, dated February 13, 2008, filed with the Securities and Exchange Commission by Lawndale Capital Management, LLC, Andrew E. Shapiro and Diamond A Partners, L.P. According to such Schedule 13G/A, each of Lawndale Capital Management, LLC and Andrew E. Shapiro share voting and dispositive power with respect to 362,456 shares, of which shares Diamond A. Partners, L.P. share voting and dispositive power with respect to 311,642. The address of each of the foregoing is 591 Redwood Highway, Suite 2345, Mill Valley, California 94941.

(11)
Includes 245,430 shares issuable upon the exercise of stock options.

PROPOSAL 1

ELECTION OF DIRECTORS

        As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of ten members, with two classes consisting of three directors and one class consisting of four directors.

        During 2008, the term of a class consisting of four directors expires. Management proposes that Messrs. Robert L. Dubofsky, Kenneth M. Scheriff, Mitchell A. Solomon and Marc A. Utay, whose terms of office expire in 2008, be re-elected as directors to serve for terms to expire at the 2011 Annual Meeting of Stockholders. Unless otherwise indicated, the enclosed proxy will be voted for the election of such nominees. Should any of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

        Directors will be elected by the plurality vote of the holders of the Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

The Board of Directors Recommends that Stockholders Vote
FOR the Foregoing Nominees.

Information as to Directors and Nominees for Directors

        Set forth below is the name and age of each nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for the past five years. The information set forth below is as of the record date.

Name	Age	Served as Director Continuously Since
Nominees to Continue in Office Until 2011 Annual Meeting of Stockholders:
Robert L. Dubofsky	68	1990
Kenneth M. Scheriff	58	2005
Mitchell A. Solomon	48	2004
Marc A. Utay	48	1992
Directors to Serve in Office Until 2010 Annual Meeting of Stockholders:
Richard A. Horowitz	58	1975
Alan I. Goldberg	58	1998
Robert M. Steinberg	65	2000
Directors to Continue in Office Until 2009 Annual Meeting of Stockholders:
Jeffrey D. Franklin	54	2004
Sidney Horowitz	87	1963
Dennis Kalick	56	1997

        Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986.

        Alan I. Goldberg has been President of Larkspur America, Inc., a real estate investment company, since 1997. From 1977 until 1997, Mr. Goldberg was President of About Sportswear, Inc., an apparel manufacturer.

        Robert M. Steinberg has been Chairman and Chief Executive Officer of Leading Edge Benefits, a healthcare services company, since September 2006. From June 2000 to September 2006, Mr. Steinberg served as Chief Executive Officer of Xtra Card Services, Inc., a healthcare services company. Mr. Steinberg served as President and Chief Operating Officer of Reliance Group Holdings, Inc. from January 1997 until November 1999. Mr. Steinberg served as Chairman of the Board and Chief Executive Officer of Reliance Insurance Company from 1984 to November 1999 and served as Vice Chairman of Reliance Insurance Company from November 1999 until July 2000.

        Jeffrey D. Franklin has been a Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate management industries, for more than the past five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York.

        Sidney Horowitz has been Chairman Emeritus of the Board of Directors since November 1995 and was Chairman of the Board of Directors and Chief Executive Officer of the Company from 1968 to November 1995. Sidney Horowitz is the father of Richard A. Horowitz.

        Dennis Kalick has been engaged in the private practice of providing accounting, tax and estate planning services with Dennis Kalick & Associates, Inc. (or a predecessor firm) since 1973.

        Robert L. Dubofsky has been Managing Director of BWD Group LLC (formerly Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.), an insurance brokerage group, since May 1992.

        Kenneth M. Scheriff has been the Executive Vice President of New York Commercial Bank, the commercial banking subsidiary of New York Community Bancorp, Inc., a financial institution listed on the New York Stock Exchange, since January 2008. From 2005 through December 2007, Mr. Scheriff was Executive Vice President of the Commercial Loan Group of State Bank of Long Island, a commercial bank listed on the Nasdaq Stock Market, and was employed in an executive capacity with such bank since 1995.

        Mitchell A. Solomon has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years.

        Marc A. Utay has been a Managing Partner of Clarion Capital Partners, LLC, a private equity firm, since October 1999. From May 1993 until October 1999, Mr. Utay was a Managing Director of Wasserstein Perella Co., Inc., an investment banking firm. Mr. Utay serves as a director of IMAX Corporation.

CORPORATE GOVERNANCE

        The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, NASDAQ has adopted changes to its corporate governance and listing requirements.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent," in compliance with NASDAQ rules, are comprised, in part, of those objective standards set forth in the NASDAQ rules, which generally provide that the following persons shall not be considered independent: (a) a director who is, or at any time during the past three years was, employed by the company or a parent or subsidiary of the company; (b) a director who accepted or who has a family member (defined as a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home) who accepted any payments from the company or any parent or subsidiary of the company in excess of $100,000 in any twelve-month period during the past three years (other than certain permitted payments); (c) a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer; (d) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more (other than certain permitted payments); (e) a director of the listed company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the Compensation Committee of such other entity; or (f) a director who is, or has a family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years. In addition to these objective standards and in compliance with NASDAQ rules, no director will be considered independent who has a relationship which, in the opinion of the company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors exercises appropriate discretion in identifying and evaluating any such relationship.The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company's current "independent" directors are: Robert L. Dubofsky, Jeffrey D. Franklin, Alan I. Goldberg, Kenneth M. Scheriff, Mitchell A. Solomon, Robert M. Steinberg and Marc A. Utay, representing a majority of the members of the Company's Board of Directors.

        The Company's independent directors hold annually at least two formal meetings independent from management. The independent directors choose a director to preside at non-management sessions of the Board of Directors.

Meetings and Committees of the Board of Directors

        During 2007, the Board of Directors held eight meetings and acted by unanimous written consent on three occasions. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees on which he served.

        During 2007, the Board of Directors had an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

Audit Committee

        During 2007 and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Goldberg and Solomon. During 2007, the Audit Committee held four formal meetings.

  •
  Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable Securities and Exchange Commission ("SEC") rules. For more information on the NASDAQ standards for independence, see "Corporate Governance-Director Independence" above. In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 (the "Exchange Act") or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

  •
  The Board of Directors has further determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

  •
  The Board of Directors has determined that Jeffrey D. Franklin is an audit committee financial expert within the meaning of applicable SEC rules.

  •
  The Audit Committee appoints the Company's independent registered public accounting firm, reviews the overall scope and the results of the Company's annual audit and reviews the Company's overall internal controls.

  •
  The Company's independent registered public accounting firm, reports directly to the Audit Committee.

  •
  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent registered public accountants, at least quarterly, prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting to discuss the scope and results of the annual audit, quarterly reviews and issues of accounting policy and internal controls.

  •
  The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company's accounting, internal accounting controls or auditing matters.

  •
  The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can also be obtained free of charge from the Company's Web site at www.pfina.com.

Compensation Committee

        During 2007 and as of the record date, the members of the Compensation Committee were Messrs. Goldberg (Chairman) and Solomon. During 2007, the Compensation Committee held seven meetings.

  •
  All members of the Compensation Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above. Further, each member of the Compensation Committee is a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act.

  •
  The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

  •
  The Compensation Committee reviews, recommends and approves changes to our compensation policies and benefits programs, administers our executive compensation program and otherwise seeks to ensure that our compensation philosophy is consistent with our Company's best interests and is properly implemented. The members of the Compensation Committee also serve as the members of the Company's Stock Option Committee of our board, which serves as the administrator for our 2002 Stock Incentive Plan. All option grants are approved by the Stock Option Committee.

  •
  The Compensation Committee makes all final decisions with respect to the compensation received by the named executive officers. It engages in arm's length negotiation and discussions with the named executive officers with respect to each of their compensation packages, but deliberates outside their presence when making decisions on such matters. Richard A. Horowitz, our Chairman, President and CEO, annually reviews the performance of our other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its full discretion in evaluating such recommendations. The Compensation Committee has the authority to retain its own compensation consultant and to obtain advice and assistance from internal or external legal, accounting or other advisors as it sees fit. In 2006 and 2007, the Compensation Committee engaged the Nadel Consulting Group, Inc., an independent third-party compensation consultant, to review and assess the Company's annual incentive plans for its executives and provide feedback regarding the employment agreement with Richard A. Horowitz, the Company's Chairman of the Board, President and CEO, and the compensation of Joseph A. Molino, Jr, the Company's Vice President, Chief Operating Officer and Chief Financial Officer. The Compensation Committee also engaged the law firm of Proskauer Rose LLP during such years with regard to certain compensation-related legal matters.

Nominating Committee

        During 2007 and as of the record date, the members of the Nominating Committee were Messrs. Utay (Chairman) and Dubofsky. During 2007, the Nominating Committee held one meeting.

  •
  All members of the Nominating Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above.

  •
  Under its charter (discussed below), the Nominating Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company's stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company's interests. The Nominating Committee also assesses the contributions of the Company's incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors. Once the Nominating Committee has identified prospective nominees, background information is elicited about the candidates, following which they are interviewed and evaluated by the Committee, which then reports to the Board of Directors. With respect to th election of directors at the 2008 Annual Meeting, only incumbent directors were nominiated.

  •
  The Nominating Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

        The Nominating Committee does not consider individuals nominated by stockholders for election to the Board at the Annual Meeting. However, the Company's By-Laws provide that, subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company's principal place of business (445 Broadhollow Road, Suite 100, Melville, New York 11747) not later than (i) with respect to an election to be held at an annual meeting of stockholders, not more than 180 or less than 120 days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address as they appear in the Company's books of the stockholder who intends to make the nomination; (b) the name and address of the person or persons to be nominated; (c) a representation of the stockholder listing the class and number of shares of stock of the Company beneficially held by him or her and that he or she intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Schedule 14A of the Exchange Act had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See "Stockholder Nominations for Board Membership and Other Proposals for 2009 Annual Meeting."

Stock Option Committee

        During 2007 and as of the record date, the members of the Stock Option Committee were Messrs. Solomon and Goldberg. The Stock Option Committee administers the Company's 2002 Stock Incentive Plan. During 2007, the Stock Option Committee met two times.

Code of Business Conduct and Ethics

  •
  The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company's officers, directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

  •
  Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company's directors and executive officers must be approved by the Board of Directors, and will be posted on the Company's Web site at www.pfina.com.

  •
  The Code of Business Conduct and Ethics can be obtained free of charge from the Company's Web site at www.pfina.com.

Directors' Attendance at Annual Meetings of Stockholders

        It is the policy of Company's Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board of Directors attended the Company's 2007 Annual Meeting of Stockholders.

Communication with the Board of Directors

        Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, or the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating Committee, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Communication(s) directed to members of the Board of Directors who are not independent directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Any communication so withheld will nevertheless be made available to any non-independent director who wishes to review it.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

        The Company's Code of Ethics provides that the Company's compliance officer (currently the Company's General Counsel) must be fully informed of any proposed transaction between the Company, on the one hand, and any employee, officer or director, on the other, and must communicate the Company's approval of any such transaction before the agreement or transaction can be commenced. Further, pursuant to Nasdaq Rule 4350(h), the Company's Audit Committee (or another committee made up of independent directors) must approve all transactions with related parties required to be disclosed under Securities and Exchange Commission ("SEC") Regulation S-K, Item 404. "Related parties" include the Company's directors, executive officers, and shareholders known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, and their respective immediate families. The Company does not have formal written procedures to implement this policy, and instead the Audit Committee reviews and approves related party transactions on a case by case basis. Other than the relationship set forth below, there have been no related party transactions proposed in 2007.

Related Party Transactions

        BWD Group LLC ("BWD"), an insurance brokerage group of which Robert L. Dubofsky, one of the Company's directors, is Managing Director and a principal, provides certain insurance brokerage services to the Company. Total insurance premiums and fees paid through BWD in 2007 were approximately $305,000. It is presently anticipated that such firm will continue to provide such services and will receive payments for its services at rates and in amounts not greater than would be paid to unrelated insurance brokerage performing similar services.

DIRECTOR COMPENSATION

        The following table shows the compensation of the Company's non-employee directors for services in all capacities to the Company in 2007. Information with respect to the 2007 compensation of Richard A. Horowitz, the Company's Chairman, President and Chief Executive Officer and a director, is set forth in the Summary Compensation Table below.

Name of Director	Fees Earned or Paid ($)	Option Awards	Total ($)
Robert L. Dubofsky	12,500	2,441	14,941
Jeffrey D. Franklin	22,500	2,441	24,941
Alan I. Goldberg	23,750	2,441	26,191
Sidney Horowitz	12,500	2,480	14,980
Dennis Kalick(3)	12,500	2,441	14,941
Kenneth M. Scheriff	11,250	2,441	13,631
Mitchell A. Solomon	26,250	2,441	28,691
Robert M. Steinberg	12,500	2,441	14,941
Marc A. Utay	12,500	2,441	14,941

(1)
Relates to annual retainer fees and fees paid for meetings attended.

(2)
Reflects the compensation expense recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 in accordance with the Financial Accounting Standards Board's SFAS 123(R). Such amounts do not reflect actual amounts paid to, or realized by, the directors.

(3)
Amounts disclosed do not include insurance premiums and fees of approximately $305,000 paid in 2007 through BWD Group, LLC, an insurance broker group of which Mr. Dubofsky is Managing Director and a principal. See "Certain Relationships and Related Transactions" in this Proxy Statement.

        During 2007, each director who was not an employee of the Company or any of its subsidiaries received an annual Board of Director retainer fee of $7,500 plus $1,250 for each of the four meetings of the Board of Directors held at the Company's offices attended (whether in person or by telephone). Each member of the Audit Committee also received an additional $5,000 (representing one-half of the annual $10,000 Audit Committee retainer fee approved by our Board of Directors beginning as of July 1, 2007) and $1,250 for each of the four meetings of the Audit Committee held at the Company's offices that were attended by such Audit Committee member. No Audit Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. Each member of the Compensation Committee received an additional $3,750 representing one-half of the annual $7,500 Compensation Committee retainer fee approved by our Board of Directors beginning as of July 1, 2007. Upon initial election to the Board of Directors, each director who is not an employee of the Company receives an option to purchase 2,000 shares of Common Stock. Directors who are also officers of the Company are not compensated for their duties as directors. From time to time, the Company may consider raising the fees paid to the Company's non-management directors and/or granting additional options to such directors. In June 2007, the Company awarded each of the Company's non-employee directors immediately exercisable options to purchase 500 shares of the Company's Common Stock with an exercise price equal to the then-current fair value.

EXECUTIVE OFFICERS OF THE REGISTRANT

        Set forth below is the name and age of each executive officer of the Company. The information set forth below is as of the record date.

Name	Age	Title
Richard A. Horowitz	58	Chairman of the Board, President, Chief Executive Officer and Assistant Treasurer
Joseph A. Molino, Jr.	44	Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

        Each of the foregoing Executive Officers was elected by the Board of Directors to serve until his successor is chosen and qualified.

        Mr. Horowitz serves as an executive officer of the Company under the terms of an employment agreement expiring in December 2011. (See "Employment Agreement with Executive Officer" below.)

        Mr. Molino has been Vice President and Chief Financial Officer of the Company since December 1997, and was appointed to serve as Chief Operating Officer of the Company in May 2005. From July 1990 until November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation for 2007 awarded to or earned by the Company's Principal Executive Officer and Principal Financial Officer. We refer to these individuals collectively in this Proxy Statement as "named executive officers".

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($) (e)	Option Awards ($)(2) (f)	Non-Equity Plan Compensation ($)(3) (g)	All other Compensation ($)(4)(5) (i)	Total ($) (j)
Richard A. Horowitz Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	2007 2006	975,000 861,000	-0- -0-	-0- -0-	69,681 27,198	642,931 665,628	115,022 137,706	1,802,634 1,691,532
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)	2007 2006	325,000 300,000	-0- -0-	-0- -0-	50,532 43,964	164,305 170,105	46,280 42,474	586,117 556,543

(1)
The named executive officers did not receive any payments for the fiscal year ended December 31, 2007 or 2006 that would be characterized as "Bonus" payments under SEC rules. Cash amounts earned in 2007 and 2006 under the Company's Executive 162(m) Bonus Plan are shown under column (g) of this table.

(2)
The amounts shown in column (f) reflect the compensation expense relating to stock options recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006 in accordance with the Financial Accounting Standards Board's SFAS 123(R). Such amounts do not reflect actual amounts paid to, or realized by, the named executive officers. During 2007 and 2006, there were no forfeitures of awards related to service-based vesting.

(3)
In March 2008 and 2007, the Compensation Committee granted cash awards set forth in column (g) to the named executive officers based on the achievement of certain performance measures in the fiscal year ended December 31, 2007 and 2006, respectively, under the Company's Executive 162(m) Bonus Plan. See "Executive 162(m) Bonus Plan" below.

(4)
The amounts in column (i) reflect (a) contributions made on behalf of each of Messrs. Horowitz and Molino in 2007 and 2006 of $16,800 and $16,400, respectively, under a Company-sponsored defined contribution retirement plan, (b) $45,064 to Mr. Horowitz in each of 2007 and 2006 to cover premiums on a life insurance policy, (c) health insurance premium payments on behalf of Mr. Horowitz in 2007 and 2006 in the amounts of $14,298 and 13,284, respectively, and on behalf of Mr. Molino in 2007 and 2006 in the amounts of $14,767 and $14,213, respectively and (d) legal fees on behalf of Mr. Horowitz in 2007 and 2006 of $7,500 and $6,500, respectively, relating to the negotiation of Mr. Horowitz's employment agreement.

(5)
Also includes perquisites and personal benefits of $27,917 for club membership fees in 2006 for Mr. Horowitz (beginning in 2007, the Company no longer provides Mr. Horowitz with club membership fees). Also includes additional perquisites for Mr. Horowitz of $31,360 and $28,541 for 2007 and 2006, respectively, relating to the use of a Company-leased automobile (including gasoline and insurance) and additional perquisites for Mr. Molino of $14,713 and $11,859 for 2007 and 2006, respectively, relating to the use of a Company-leased automobile (including gasoline and insurance).

Grants of Plan-Based Awards in 2007

        On June 18, 2007, the Company's Stock Option Committee granted Richard A. Horowitz and Joseph A. Molino, Jr. options to purchase 25,000 shares and 20,000 shares, respectively, of the Company's Common Stock pursuant to the Company's 2002 Stock Incentive Plan at an exercise price of $11.20, the fair market value on the day of grant. Such options vest as to one-third on each of the first, second and third anniversaries of the date of grant.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

        The following table set forth information regarding exercisable and unexercisable stock options held by each of the named executive officers on December 31, 2007. There were no other options or unvested shares, units or other rights owned by the named executive officers as of December 31, 2007.

Option Awards
Name (a)	Number of Securities Underlying Unexercized Options (#) Exercisable (b)	Number of Securities Underlying Unexercized Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)
Richard A. Horowitz Chairman of the Board, President and Chief (Principal Executive Officer)	138,500 83,336 75,188	12,406 12,406 8,333 8,334 8,333	(1) (2) (3) (4) (5)	7.88 6.00 8.06 8.87 8.87 11.20 11.20 11.20	3/25/2008 7/12/2012 7/9/2014 7/9/2009 7/9/2009 6/18/2017 6/18/2017 6/18/2017
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)	10,000 10,000 20,000 10,000 17,985	2,015 6,667 6,666 6,667	(1) (3) (4) (5)	7.88 8.94 6.00 8.06 16.68 16.68 11.20 11.20 11.20	3/25/2008 3/18/2009 7/12/2012 7/9/2014 6/30/2015 6/30/2015 6/18/2017 6/18/2017 6/18/2017

(1)
Option became exercisable on January 1, 2008.

(2)
Option becomes exercisable on January 1, 2009.

(3)
Option becomes exercisable on June 18, 2008

(4)
Option becomes exercisable on June 18, 2009

(5)
Option becomes exercisable on June 18, 2010

Option Exercises and Stock Vested

        On May 23, 2007, Richard A. Horowitz exercised options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $5.19 per share. Such options were granted in May 1997 and would have expired later in May 2007. Mr. Horowitz tendered 3,197 shares of Common Stock to the Company as partial payment of the exercise price. On July 9, 2007, Mr. Horowitz exercised options to purchase 66,664 shares of the Company's Common Stock at an exercise price of $6.60 per share. Such options were granted in July 2002 and would have expired later in July 2007. Mr. Horowitz tendered 39,215 shares of Common Stock to the Company as payment of the exercise price. Joseph A. Molino, Jr. did not exercise any options during 2007.

Pension Benefits and Nonqualified Deferred Compensation

        The named executive officers are covered by a Company-sponsored defined contribution retirement plan, which covers all eligible employees of the Company. The named executive officers have no other reportable pension benefits provided by the Company and no nonqualified deferred compensation in 2007.

Employment Agreement with Executive Officer

        During 2006, the Company was a party to an employment agreement (the "Previous Employment Agreement") with Richard A. Horowitz. The Previous Employment Agreement provided for Richard A. Horowitz to serve as President of the Company from May 2001 through May 2008. The Previous Employment Agreement provided for a minimum base salary of $675,000 and allowed for increases at the discretion of the Board of Directors from time to time. Mr. Horowitz was also eligible to receive such annual bonuses as the Board of Directors, in its discretion, allocated to him. Further, pursuant to an October 24, 2005 amendment (the "Amendment") to the Previous Employment Agreement, the obligation of the Company to maintain a split-dollar life insurance policy on the life of Richard A. Horowitz (the "Life Insurance Policy") was eliminated, but provided that the Company make an annual payment in the amount of $45,064 to Mr. Horowitz commencing in 2006 and ending in 2016.

        Contemporaneously with the Amendment, the Company entered into an agreement with the 1994 Richard A. Horowitz Family Trust (the "Trust") and Richard A. Horowitz, pursuant to which the parties agreed to terminate the assignment of the Life Insurance Policy by the Trust to the Company, and the Trust agreed to direct the insurance company that issued the Life Insurance Policy to pay the Company the amount of $178,839, such amount being equal to the Company's net equity in the Life Insurance Policy.

        On February 12, 2007, the Company and Richard A. Horowitz entered into an executive employment agreement (the "Current Employment Agreement"), effective as of January 1, 2007. The Current Employment Agreement supersedes the Previous Employment Agreement, as amended.

        The Employment Agreement provides for Mr. Horowitz to serve as the Company's President and Chief Executive Officer and, if elected by the Board, Chairman of the Board, for a term expiring on December 31, 2011, unless sooner terminated pursuant to the provisions of the Current Employment Agreement. Pursuant to the Current Employment Agreement, Mr. Horowitz will receive a minimum annual base salary of $975,000. The Current Employment Agreement also provides that Mr. Horowitz's base salary will be reviewed annually by the Board and may be increased, but not decreased, from time to time. The Current Employment Agreement provides that Mr. Horowitz will be eligible for an annual discretionary incentive payment under the Company's Executive 162(m) Bonus Plan.This agreement also provides that Mr. Horowitz will also receive (i) senior executive level employee benefits, (ii) an annual payment of $45,064.37 to cover premiums on a life insurance policy, and (iii) a Company provided automobile.

        In the event Mr. Horowitz's employment is terminated by the Company without Cause (as defined in the Current Employment Agreement), or Mr. Horowitz resigns for Good Reason (as defined in the Current Employment Agreement), then subject to his execution of a general release, (i) he will continue to receive his base salary for 18 months, (ii) he will receive a pro rata bonus for the year of termination (the "Pro Rata Bonus"), and (iii) the Company will pay his monthly COBRA premiums until the earlier of (a) 18 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA (the "COBRA Payments").

        In the event Mr. Horowitz's employment is terminated by the Company without Cause or he resigns for Good Reason within two years following a Change in Control (as defined in the Current

Employment Agreement) or, under certain circumstances, within six months prior to a Change in Control, then subject to his execution of a general release, he will receive the Pro Rata Bonus, the COBRA Payments, and a lump sum amount equal to the greater of (i) 18 months base salary or (ii) the lesser of (a) two times the sum of his base salary plus the amount of any bonus he received for the year prior to the Change in Control, or (b) 3% of the value on the date of the Change in Control of the Company's outstanding shares on a fully diluted basis immediately prior to the Change in Control. Notwithstanding the foregoing, amounts paid to Mr. Horowitz upon a Change in Control will be reduced to 2.99 times his "base amount" (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended).

        Pursuant to the Current Employment Agreement, during the term of his employment and for a period of eighteen months after termination of his employment, Mr. Horowitz is prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company's employees, representatives or agents, or (iii) soliciting any of the Company's customers. The Current Employment Agreement also prohibits Mr. Horowitz from using or disclosing any of the Company's non-public, proprietary or confidential information.

        We have no employment agreement, change of control agreement or severance protection agreements with our other executive officer, Mr. Joseph A. Molino, Jr., who is deemed to be an employee "at will." In February 2008, the Company's Compensation Committee increased Mr. Molino's base salary from $325,000 to $350,000 per year effective January 1, 2008.

Executive 162(m) Bonus Plan

        On January 25, 2006, the Compensation Committee created the P&F Industries, Inc. Executive 162(m) Bonus Plan (the "162(m) Bonus Plan"). The 162(m) Bonus Plan was approved by the Board of Directors on March 14, 2006 and by the stockholders at the 2006 Annual Meeting on May 31, 2006.

        The Compensation Committee adopted the 162(m) Bonus Plan to ensure, when appropriate, that awards paid under the 162(m) Bonus Plan qualify as performance-based compensation and are, therefore, fully deductible by us for income tax purposes under Section 162(m) of the Internal Revenue Code of 1986. Payments made under the 162(m) Bonus Plan to the named executive officers will be fully deductible by us, beginning with the 162(m) Bonus Plan payment made for 2006.

        Under the 162(m) Bonus Plan, the Compensation Committee selects the employees of our Company and its subsidiaries who will participate in the 162(m) Bonus Plan for each performance period. The Compensation Committee establishes the objective performance goals, formulae or standards and the individual target performance award (if any) applicable to each participant for a performance period prior to the beginning of such performance period or at such later date as permitted under Section 162(m) of the tax code, and while the outcome of the performance goals are substantially uncertain.

        In January 2006, effective upon the stockholder approval of the 162(m) Bonus Plan which occurred on May 31, 2006, the Compensation Committee determined that Richard A. Horowitz and Joseph A. Molino, Jr. would be participating in the 162(m) Bonus Plan for 2006, and set individual maximum awards and performance goals for 2006 based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity. The Compensation Committee determined that this was an appropriate quantifiable measure of success that would serve to align the named executive officers with the interests of the shareholders of the Company. The Company reserved the right to award less than the maximum award, but was not permitted to exceed the maximum award. In March 2007, the Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino of $665,628 and $170,105, respectively, for 2006.

        On March 29, 2007, the Compensation Committee determined that Messrs. Horowitz and Molino would again be participating in the 162(m) Bonus Plan for 2007, and set forth the criteria for 2007 similar to that for 2006, based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity. In March 2008, the Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino of $642,931 and $164,305, respectively, for 2007

        On March 19, 2008, the Compensation Committee determined that Messrs. Horowitz and Molino would again be participating in the 162(m) Bonus Plan for 2008, and set forth the criteria for 2008 similar to that for 2007, based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity.

2002 Stock Incentive Plan

        The Company's 2002 Stock Incentive Plan provides that in the event of a change in control, notwithstanding any vesting schedule with respect to an award of options or restricted stock, such option shall become immediately exercisable with respect to 100% of the shares subject to such option, and the restricted period shall expire immediately with respect to 100% of such shares of restricted stock. The 2002 Stock Incentive Plan further provides that in the event of a change in control, all other awards shall become fully vested and/or payable to the fullest extent of any award or portion thereof that has not then expired, and any restrictions with respect thereto shall expire.

        The following table presents equity compensation plan information as of December 31, 2007:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	533,436	$8.58	590,900
Equity compensation plans not approved by security holders	—	—	—

TOTAL	533,436	$8.58	590,000

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2007 and prior periods, except for the following or as previously disclosed by the Company in a Proxy Statement in a prior year: Sidney Horowitz filed a late Form 4 in June 2007 in connection with a the exercise of options and gifting of shares that occurred in February 2007 and Robert Dubofsky filed a late Form 4 in June 2007 in connection with the exercise of options that occurred in February 2007.

AUDIT COMMITTEE REPORT*

        The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of whom is independent under NASDAQ and applicable SEC rules) and operates under a written charter adopted by the Board of Directors on March 9, 2004. During 2007, and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Goldberg and Solomon. Management is responsible for the Company's internal accounting and financial controls, the financial reporting process and the internal audit function. The Company's independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the Board of Directors.

        In this context, the Audit Committee has met and held discussions separately, and jointly, with each of management and the Company's independent registered public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent registered public accountants the independent registered public accountants' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (which were received by the Audit Committee), and considered the compatibility of non-audit services provided by the independent registered public accountants with the registered public accountants' independence.

        Based on the Audit Committee's discussion with management and the independent registered public accountants, and the Audit Committee's review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

  Members of the Audit Committee

    Jeffrey D. Franklin (Chairman)
    Alan I. Goldberg
    Mitchell A. Solomon

*
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        On March 27, 2008, Grant Thornton LLP ("Grant Thornton") informed the Company's Audit Committee that it was resigning as the Company's independent registered public accounting firm effective as of the date of the completion of Grant Thornton's review of the Company's interim financial information in connection with the Company's fiscal quarter ended March 31, 2008.

        Grant Thornton's report on the Company's consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended December 31, 2007 and 2006, and during the period from January 1, 2008 through the record date, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

        During the fiscal years ended December 31, 2007 and 2006, and during the period from January 1, 2008 through the record date, Grant Thornton did not advise the Company of any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K under the Securities Exchange Act of 1934.

        The Company requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in the Current Report on Form 8-K filed, dated March 27, 2008, with the Securities and Exchange Commission relating to the resignation of Grant Thornton. A copy of Grant Thornton's letter is filed as Exhibit 16.1 to such Current Report on Form 8-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        As set forth above under "Change of Independent Registered Public Accountants", Grant Thornton, the Company's independent registered public accountants with respect to 2005, 2006 and 2007, informed the Company's Audit Committee on March 27, 2008 that it was resigning effective as of the date of the completion of Grant Thornton's review of the Company's interim financial information in connection with the Company's fiscal quarter ended March 31, 2008. The audit committee has not yet completed its determination of a suitable replacement. As a result, it is not anticipated that there will be any representatives of either Grant Thornton or a new independent registered public accountants present at the Annual Meeting, nor will any such accountants have the opportunity to make a statement, or be available to respond to questions asked by stockholders.

        The following table sets forth the fees billed by Grant Thornton for professional services for each of the two fiscal years ended December 31, 2007 and 2006.

	2007	2006
Audit Fees	$480,214	$467,101
Audit-Related Fees	205,303	44,920
Tax Fees	—	—
All Other Fees	—	—

	$685,517	$512,021

        Audit fees include fees billed for the audit of P&F Industries, Inc. and its subsidiaries, the review of quarterly financial information, and attendance at Audit Committee meetings.

        Audit-Related Fees include fees billed for accounting matters related to mergers and acquisitions, consultation on accounting matters, assistance in preparing for Section 404 reporting pursuant to the Sarbanes-Oxley Act of 2002 and the audit of the Company's Retirement Savings Plan.

        Tax Fees include fees billed for professional services on tax compliance, tax advice and tax planning matters. There were no such fees in 2007 or 2006.

        All Other Fees includes fees billed for services not classified in any of the above categories. There were no such fees in 2007 or 2006.

        The Audit Committee negotiates the annual audit fee directly with the Company's independent registered public accountants. The Audit Committee has also established pre-approved services for which the Company's management can engage the Company's independent registered public accountants. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considered whether the provision of permitted non-audit services is compatible with maintaining Grant Thornton LLP's independence, and plans to continue such policy with the new independent registered public accountants once such new accountants are retained. All audit and non-audit services provided in 2007 and 2006 were pre-approved by the Audit Committee.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2009 ANNUAL MEETING

        It is anticipated that the next Annual Meeting after the one scheduled for May 29, 2008 will be held on or about May 27, 2009. The Company's By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2009, no earlier than October 31, 2008 and no later than December 30, 2008. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

        Since the Company did not receive timely notice of any stockholder proposal for the 2008 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

        In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the Annual Meeting to be held in 2009, such proposal must be received by the Secretary of the Company by December 30, 2008 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2009 is changed to a date more than 30 days earlier or later than May 29, 2009, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

ADDITIONAL INFORMATION AND OTHER MATTERS

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 (WITHOUT EXHIBITS) AS FILED WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY, 445 BROADHOLLOW ROAD, SUITE 100, MELVILLE, NEW YORK 11747, ATTENTION: SECRETARY OF THE COMPANY.

        Management of the Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters mentioned above, and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

By order of the Board of Directors

JOSEPH A. MOLINO, JR. Secretary

Date: April 29, 2008

P & F INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 29, 2008

The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Thursday, May 29, 2008 at 10 a.m. and at any adjournment thereof, for the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

(Continued, and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

P & F INDUSTRIES, INC.

May 29, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four directors, as set forth below, for a term of three years (expiring in 2011) and until their successors are duly elected and qualified.

NOMINEES:
☐ FOR ALL NOMINEES	☐ Robert L. Dubofsky
☐ Kenneth M. Scheriff
☐ Mitchell A. Solomon
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Marc A. Utay

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN
2. In their discretion upon any other matters which may properly come before the meeting.	☐	☐	☐

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN.

IMPORTANT - PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 29, 2008.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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TABLE OF CONTENTS
OWNERSHIP OF EQUITY SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS OF THE REGISTRANT
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS FOR 2009 ANNUAL MEETING
ADDITIONAL INFORMATION AND OTHER MATTERS